SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  January 28, 1999



                               The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut                        1-5224                   06-058860
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)









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         Item 5.           Other Events.

                           1.   On  January  28, 1999  the Registrant  announced
fourth quarter  and year end results.   Attached as Exhibit (20)(i) is a copy of
the Registrant's press release.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      20(i) Press Release dated January 28, 1999 announcing
                                 fourth quarter and year end results.

                           20(ii)Cautionary statements relating to forward look-
                                 ing statements included in Exhibit 20(i).
































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                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                         THE STANLEY WORKS



Date: January 28, 1999                      By:          Stephen S. Weddle
                                                         -----------------
                                            Name:        Stephen S. Weddle
                                            Title:       Vice President, General
                                                         Counsel and Secretary

































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